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                            UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C.  20549


                              FORM 8-K


                            CURRENT REPORT


                    Pursuant to Section 13 or 15(d)
                  of the Securities Exchange Act of 1934


                   Date of Report: December 22, 1998


                     Commission File Number 1-14323

                       ENTERPRISE PRODUCTS PARTNERS L.P.
           (Exact name of registrant as specified in its charter)

        DELAWARE                                        76-0568219
(State or other jurisdiction of               (I.R.S. Employer Identification
incorporation or organization)                            Number)


     2727 North Loop West
      Houston, Texas                                     77008
(Address of principal executive                        (Zip Code)
         offices)


                            (713) 880-6500
            (Registrant's telephone number, including area code)

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ITEM 5.   OTHER EVENTS.

     On December 22, 1998, the Company announced that it, together with certain of its affiliates, may purchase up to 1,000,000 of the Company's common units in open market or privately negotiated transactions. A copy of the Company's press release announcing such intention is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     The Company's affiliate, Enterprise Products Company, has purchased, since October 19, 1998, 375,000 of the Company's common units in the open market and intends to purchase up to 125,000 additional common units in open market or privately negotiated transactions as previously announced in October 1998.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

        99.1 Press Release dated December 22, 1998.



                              SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         ENTERPRISE PRODUCTS PARTNERS L.P.

                         By:  Enterprise Products GP, LLC, its general
                               partner



Date: December 22, 1998            By:  /s/ RANDA L. DUNCAN
                                   ----------------------------------
                                   Randa L. Duncan
                                   Group Executive Vice President,
                                    of Enterprise Products GP, LLC
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                                 EXHIBIT INDEX

EXHIBIT
NUMBER              EXHIBIT DESCRIPTION
--------            -------------------
99.1                Press Release dated December 22, 1998.